SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  April 2, 2001
                Date of Report (Date of earliest event reported)


                            Celerity Solutions, Inc.
               (Exact name of Registrant as Specified in Charter)


       Delaware                  0-20102                    52-1283993
      (State of               (Commission                 (IRS Employer
    Jurisdiction)             File Number)             Identification No.)


270 Bridge Street, Suite 301 Dedham, Massachusetts                 02026
    (Address of Principal  Executive Offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code (781) 329-1900


--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Item 4: Changes In Registrant's Certifying Accountant

     On April 9, 2001, Celerity Solutions, Inc. (the "Company" or "Celerity",
NASDAQ: CLTY) (CLTYW), announced that Ernst and Young LLP had resigned as auditors of the Company effective April 2, 2001. The Company's audit committee has begun searching for replacement auditors.

The reports of Ernst and Young LLP on the Company's consolidated financial statements as of and for the two years ended March 31, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's consolidated financial statements for each of the two fiscal years ended March 31, 1999 and in the subsequent interim periods there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst& Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated April 6, 2001 is filed Exhibit 1 to this Form 8-K.



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Item 7: Exhibits

(a.) Exhibits

Exhibit 99.01

Ernst & Young letter to the SEC dated April 6, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Celerity Solutions, Inc.
                                                (Registrant)

Date: April 6, 2001                     By:  /s/ Paul Carr
                                             -----------------------
                                        Paul Carr
                                        Its: President and
                                        Chief Executive Officer


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EXHIBIT INDEX

Number  Description of Exhibits                                         Page
------  -----------------------                                         ----

99.01   Ernst & Young LLP letter to the SEC dated April 6, 2001.           4


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